                                                                 EXHIBIT 10.11.2

                             AMENDMENT NO. 1 TO THE
                               OPERATING AGREEMENT
                                       OF
                           SHELBY ENERGY GROUP, L.L.C.

            This Amendment No. 1 to the Operating Agreement of Shelby Energy Group, L.L.C., is made as of the 9th day of April, 1997, by and among the undersigned who constitute all of the Members of Shelby Energy Group, L.L.C., a Delaware limited liability company (the "Company").

                              W I T N E S S E T H:

            WHEREAS, the Members of the Company are parties to that certain Operating Agreement of the Company effective as of the 18th day of February, 1997 (the "Operating Agreement");

            WHEREAS, contemporaneously herewith, Simba Group, Inc., a Delaware corporation, has transferred and assigned its fifty percent (50%) Membership Interest (and all Membership Units issued in connection therewith) to Anker-Alabama, L.L.C., a Delaware limited liability company;

            WHEREAS, in connection with the aforesaid transfer and assignment, the Members of the Company believe it to be desirable and in the best interests of the Company to amend the Operating Agreement of the Company in order to replace Exhibit A and Exhibit B of the Operating Agreement;

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Operating Agreement as follows:

            1. Definitions. Terms used herein but not otherwise defined shall have the same meaning as ascribed to them in the Operating Agreement.

            2. Exhibit A. The undersigned, constituting all of the Members of the Company, hereby agree that Exhibit A to the Operating Agreement, which sets forth the names and addresses of the Members and the number of Membership Units held by the Members, shall be amended by and replaced with Exhibit A attached hereto.

            3. Exhibit B. The undersigned, constituting all of the Members of the Company, hereby agree that Exhibit B to the Operating Agreement, which sets forth the names and addresses of the Members, the Initial Delayed Capital Contributions to be made by the


                                       1
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Members and the number of Membership Units to be issued to the Members in connection with the Initial Delayed Capital Contributions, shall be amended by and replaced with Exhibit B attached hereto.

            4. Simba Group References. The undersigned, constituting all of the Members of the Company, hereby agree that all references in the Operating Agreement to "Simba Group, Inc." shall be replaced with references to "Anker-Alabama, L.L.C.," all references in the Operating Agreement to "Simba Group" shall be replaced with references to "Anker-Alabama" and all references in the Operating Agreement to "Simba Group Managers" shall be replaced with references to "Anker-Alabama Managers."

            5. No other Amendments. Except as otherwise amended, revised or changed in this Amendment No. 1 to the Operating Agreement, the Operating Agreement shall remain in full force and effect and shall be binding on the parties in accordance with its terms.

            IN WITNESS WHEREOF, all of the Members of the Company have caused this Amendment to the Operating Agreement to be executed as of the day and year first above written.

                                        THE TRANSFERRING MEMBER:

                                                    SIMBA GROUP, INC.


                                        By /s/ John J. Faltis
                                           ---------------------------
                                                    As Its President


                                        REMAINING AND NEW MEMBERS:

                                        KIEWIT ALABAMA MINING COMPANY


                                        By /s/ Bruce Grewcock
                                           ---------------------------
                                                    As Its President


                                              ANKER-ALABAMA, L.L.C.


                                        By /s/ John J. Faltis
                                           ---------------------------
                                                    As Its Manager
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                                    EXHIBIT A
                     Name, Address and Capital Contributions

G2
GMembers                            Member Capital Contribution       Initial Membership Units
--------                           and Value as of Effective Time     ------------------------
                                   ------------------------------
Anker-Alabama, L.L.C.                      $500.00                            50
2708 Cranberry Square
Morgantown West Virginia 26505

Kiewit Alabama Mining Company              $500.00                            50
1000 Kiewit Plaza
Omaha, Nebraska 68131

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                                    EXHIBIT B
                 Name, Address and Initial Delayed Contribution

                                                                      Additional
                                       Member Initial Delayed         Membership
Members                                Contribution and Value           Units
-------                                ----------------------           -----

Anker-Alabama, L.L.C..            $15,000,000.00, consisting of (i)    1,500,000
2708 Cranberry Square             the assignment of Anker-Alabama's
Morgantown, West Virginia 26505   interests in the Fifth Amended and
                                  Restated Negotiable Promissory
                                  Note, dated April 1, 1997, of Oak
                                  Mountain Energy Corporation to
                                  Zither Mining Company, Inc. in
                                  the principal amount of
                                  $9,500,000, as the same may be
                                  hereafter increased from time to
                                  time (the "Note") and (ii) an
                                  amount of cash equal to
                                  $15,000,000 less (A) the
                                  principal amount of
                                  Anker-Alabama's interest in the
                                  Note assigned to the Company
                                  under (i) above, (B) accrued but
                                  unpaid interest attributable to
                                  Anker-Alabama's interest in the
                                  Note and (C) all expenses
                                  incurred by Oak Mountain Group,
                                  Inc., Simba Group, Inc.,
                                  Anker-Alabama, L.LC., their
                                  respective parent corporations
                                  and their respective Affiliates
                                  in connection with the
                                  transactions contemplated by the
                                  Asset Purchase Agreement being
                                  executed contemporaneously
                                  herewith, up to a maximum of
                                  $439,000.

Kiewit Alabama Mining Company     $15,000,000.00, consisting of (i)    1,500,000
1000 Kiewit Plaza                 the assignment of Kiewit
Omaha, Nebraska 60131             Alabama's interests in the Note
                                  and (ii) an amount of cash equal
                                  to $15,000,000 less (A) the
                                  principal amount of Kiewit
                                  Alabama's interest in the Note
                                  assigned to the Company under (i)
                                  above and (B) accrued but unpaid
                                  interest attributable to Kiewit
                                  Alabama's interest in the Note.